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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 1996

                               APPLEWOODS, INC.
            (Exact name of registrant as specified in its charter)


Delaware                           33-98282-NY                  13-3859709
(State or other jurisdiction       (Commission              (IRS Employer
of Formation)                      File Number)             Identification No.)




274 Riverside Avenue, Westport, Connecticut              06881
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (203) 227-4912


         (Former name or former address, if changes since last report)

           110 East 59th Street, 6th floor, New York, New York 10022


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Item 4.  Changes in Registrant's Certifying Accountant.

          (a) Previous Independent Accountants:

              (i) Mortenson & Associates, P.C. ("Mortenson") by the letter dated June 26, 1996 was dismissed as the independent accountants for the Registrant.

              (ii) The reports of Mortenson on the financial statements of the Registrant for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

              (iii) The Registrant's Board of Directors approved the dismissal of Mortenson.

              (iv) For the two most recent fiscal years and through June 26, 1996, there have been no disagreements between the Registrant and Mortenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Mortenson to make a reference thereto in its report on the Registrant's financial statements for such period.

              (v) During the two most recent fiscal years and through June 26, 1996, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

The Registrant has requested that Mortenson furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Mortenson agrees with the above statements. A copy of such letter has been filed as Exhibit (a) to this Form 8-K.

          (b)      New Independent Accountants:

              (i) The Registrant engaged Price Waterhouse, LLP

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    ("PW"), as its new independent accountants as of June 26, 1996. Prior to such date, the Registrant did not consult with PW regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by PW, or (iii) any other matter that was the subject of a disagreement between the Registrant and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).

Item 5.  Other Events.

                  In May, 1996, the Registrant changed the address of its principal executive office from 110 East 59th Street, 6th floor, New York, NY 10022 to 274 Riverside Avenue, Westport, CT 06881. The Registrant is leasing such premises from Josh Gasparo, one of the

         Company's preferred shareholders on a month-to-month basis at a rental of $1,000 per month.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

Exhibit
  No.             Document
  ---             --------
  (a)             Letter from Mortenson & Associates, P.C. dated July 1, 1996.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                                 APPLEWOODS, INC.

                                                 By: /s/
                                                     -------------------------
                                                     Terence McAuley
                                                     Chief Financial Officer

Dated:   July 2, 1996

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